SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8 - KA

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of  Report  (Date of earliest event reported) :  AUGUST 4, 1995
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                              United Capital Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                1-10104                       04-2294493
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)

           111 Great Neck Road, Suite 401, Great Neck, New York 11021
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (516) 466-6464


                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite proforma financial information to reflect the discontinued operations of Kentile, Inc.

(c)      EXHIBIT NO.                                              EXHIBITS

         99 (a)            ProForma Financial Information (filed herewith).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNITED CAPITAL CORP.

Dated:  October 18, 1995      By: /S/  DENNIS S. ROSATELLI
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                                   Dennis S. Rosatelli
                                   Vice President and Chief Financial Officer